UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 8, 2009
NovaBay Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)
California	001-33678	68-0454536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5980 Horton Street, Suite 550, Emeryville, CA		94608
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(510) 899-8800
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

NovaBay Pharmaceuticals Inc is reporting that effective at the close of business on January 8, 2009, John (Jack) James O’Reilly resigned from his position as Member of the Board of Directors. Mr. O’Reilly’s decision to resign was the result of hearing loss that has been increasingly preventing him from playing a full role within the company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 14, 2009                                                           NOVABAY PHARMACEUTICALS, INC.

By:                 /s/ THOMAS PAULSON
              Thomas J. Paulson
              Chief Financial Officer and Treasurer